UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 19, 2019

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose	CA	95134
(Address, including zip code, of principal executive offices)

(408)	907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s):	Name of each exchange on which registered
Common Stock, $0.001 par value	NTGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On November 19, 2019, NETGEAR, Inc. (“NETGEAR”) issued a press release announcing the upcoming retirement of John McHugh, its Senior Vice President, SMB Products and Services, at the end of 2019. NETGEAR also announced that it plans to name Vikram Mehta as Mr. McHugh’s successor, effective as of January 2, 2020. The full text of this press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, Dated November 19, 2019
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2019

NETGEAR, INC.

By: /s/ Andrew W. Kim
Andrew W. Kim
Senior Vice President, Corporate Development, General Counsel and Secretary